                                                                       Exhibit 4

NUMBER                                                                    SHARES

                              FORM OF COMMON STOCK
                       THE PROVIDENCE SERVICE CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                   CUSIP 743815 10 2

THIS CERTIFIES THAT



IS THE OWNER OF

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $.001 PER SHARE, OF

The Providence Service Corporation (the "Corporation"), a Delaware corporation. The shares represented by this certificate are transferable on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Corporation's transfer agent and registrar.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers.

     DATED:

                                  SEAL TO COME

Michael Deitch                                      Fletcher Jay McCusker
  Secretary                                   Chairman & Chief Executive Officer


                         COUNTERSIGNED AND REGISTERED:

                                              SUNTRUST BANK
                                              TRANSFER AGENT AND REGISTRAR






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                           THE PROVIDENCE SERVICE CORPORATION

      The shares represented by this certificate are issued subject to all the provisions of the Certificate of Incorporation ("Certificate of Incorporation") and the Bylaws ("Bylaws") of The Providence Service Corporation (the "Corporation") as from time to time amended (copies of which are on file at the principal executive offices of the Corporation).

      The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed, and of the authority of the board of directors to designate the same with respect to other series. Such request may be made to the Corporation or to its Transfer Agent and Registrar.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM - as tenants in common            UNIF GIFT MIN ACT-______ Custodian___________
   TEN ENT - as tenants by the entireties                      (Cust)            (Minor)
   JT TEN  - as joint tenants with right                      under Uniform Gifts to Minors
             of survivorship and not as                        Act________________________
             tenants in common                                            (State)

     Additional abbreviations may also be used though not in the above list.


     For value received, _________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,________________________

                              __________________________________________________
                     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

   SIGNATURE(S) GUARANTEED:   __________________________________________________
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                              CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                              SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                              TO S.E.C. RULE 17Ad-15.